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FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2001

Focal Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-49397 (Commission File Number)	36-4167094 (IRS Employer Identification No.)

200 N. LaSalle Street, Suite 1100,
Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 (312) 895-8400

Total No. of Pages: 5

Item 5: Other Events.

    On October 26, 2001, Focal Communications Corporation (the "Company") completed a comprehensive recapitalization plan designed to provide it with sufficient financing to implement its business plan and improve its existing capital structure. The components of the recapitalization plan included: (1) the infusion of $150.0 million of private investment capital that consisted of the issuance of $50.0 million in series A redeemable voting convertible preferred stock and the incurrence of $100.0 million in senior convertible debt, (2) exchange and purchase arrangements that resulted in the retirement of approximately $297.2 million in principal amount at maturity of the Company's high-yield bonds, (3) the entering into an agreement with respect to the future issuance by the Company through a pro rata dividend to its stockholders of record on October 25, 2001 of warrants to purchase an aggregate of 9,732,355 shares of its common stock at a price of $2.34245 per share, and (4) an amendment to its existing senior credit facility to provide a total of $225.0 million of borrowing capacity. In connection with the recapitalization plan, the Company amended its Certificate of Incorporation, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K. In addition, various other documents relating to certain of the recapitalization transactions are filed under Item 7 of this Current Report on Form 8-K.

Item 7: Financial Statements and Exhibits.

(c)	Exhibits
	Item	Exhibit Index
	99.1	Certificate of Amendment to the Restated Certificate of Incorporation, filed on October 26, 2001 with the Secretary of State of the State of Delaware.
	99.2	Certificate of Designation of Series A Redeemable Voting Convertible Preferred Stock, filed on October 26, 2001 with the Secretary of State of the State of Delaware.
99.3
Conversion Agreement, dated as of October 26, 2001, by and among the Company, Madison Dearborn Capital Partners IV, L.P., Frontenac VIII Limited Partnership, Frontenac Masters VIII Limited Partnership, Battery Ventures III, L.P., Battery Ventures VI, L.P., Battery Investment Partners VI, LLC, Great Hill Equity Partners Limited Partnership, Great Hill Investors, LLC, Great Hill Equity Partners II Limited Partnership, Great Hill Affiliate Partners II Limited Partnership and Randolph Street Partners III.
99.4
Amendment No. 2 to the Preferred Stock Purchase and Loan Commitment Agreement, dated as of October 11, 2001, by and among the Company, Madison Dearborn Capital Partners IV, L.P., Frontenac VIII Limited Partnership, Frontenac Masters VIII Limited Partnership, Battery Ventures III, L.P., Battery Ventures VI, L.P., Battery Investment Partners VI, LLC, Great Hill Equity Partners Limited Partnership, Great Hill Investors, LLC, Great Hill Equity Partners II Limited Partnership and Great Hill Affiliate Partners II Limited Partnership.

99.5
First Amended and Restated Registration Agreement, dated as of October 26, 2001, by and among the Company, the Persons listed on the Schedule of Original Institutional Investors attached thereto, the Persons listed on the Schedule of New Institutional Investors attached thereto, the Persons listed on the Schedule of Exchanging Bondholders attached thereto, and the Persons listed on the Schedule of Executive Investors attached thereto.
99.6
Amended and Restated Credit and Guaranty Agreement, dated as of October 26, 2001, by and among the Company, Focal Financial Services, Inc., certain subsidiaries of the Company as identified therein, Goldman Sachs Credit Partners L.P., Salomon Smith Barney Inc., Citibank, N.A. and Bank of America N.A.
99.7	Master Pledge and Security Agreement, dated as of October 26, 2001, by and among the Company, certain subsidiaries of the Company as identified therein and Citicorp USA, Inc., as collateral agent.
99.8
First Supplemental Indenture, dated as of October 26, 2001 between the Company and BNY Midwest Trust Company, as Trustee providing for the issuance of the Company's 12.125% Senior Discount Notes due 2008.
99.9	First Supplemental Indenture, dated as of October 26, 2001 between the Company and BNY Midwest Trust Company, as Trustee providing for the issuance of the Company's 11.875% Senior Notes due 2010.
99.10	Warrant Agreement, dated as of October 26, 2001 between the Company and Computershare Trust Company of New York, as warrant agent.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2001
FOCAL COMMUNICATIONS CORPORATION
	By:	/s/ LEWIS SHENDER Lewis Shender Acting Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Certificate of Amendment to the Restated Certificate of Incorporation, filed on October 26, 2001 with the Secretary of State of the State of Delaware.
99.2	Certificate of Designation of Series A Redeemable Voting Convertible Preferred Stock, filed on October 26, 2001 with the Secretary of State of the State of Delaware.
99.3
Conversion Agreement, dated as of October 26, 2001, by and among the Company, Madison Dearborn Capital Partners IV, L.P., Frontenac VIII Limited Partnership, Frontenac Masters VIII Limited Partnership, Battery Ventures III, L.P., Battery Ventures VI, L.P., Battery Investment Partners VI, LLC, Great Hill Equity Partners Limited Partnership, Great Hill Investors, LLC, Great Hill Equity Partners II Limited Partnership, Great Hill Affiliate Partners II Limited Partnership and Randolph Street Partners III.
99.4
Amendment No. 2 to Preferred Stock Purchase and Loan Commitment Agreement, dated as of October 11, 2001, by and among the Company, Madison Dearborn Capital Partners IV, L.P., Frontenac VIII Limited Partnership, Frontenac Masters VIII Limited Partnership, Battery Ventures III, L.P., Battery Ventures VI, L.P., Battery Investment Partners VI, LLC, Great Hill Equity Partners Limited Partnership, Great Hill Investors, LLC, Great Hill Equity Partners II Limited Partnership and Great Hill Affiliate Partners II Limited Partnership.
99.5
First Amended and Restated Registration Agreement, dated as of October 26, 2001, by and among the Company, the Persons listed on the Schedule of Original Institutional Investors attached thereto, the Persons listed on the Schedule of New Institutional Investors attached thereto, the Persons listed on the Schedule of Exchanging Bondholders attached thereto, and the Persons listed on the Schedule of Executive Investors attached thereto.
99.6
Amended and Restated Credit and Guaranty Agreement, dated as of October 26, 2001, by and among the Company, Focal Financial Services, Inc., certain subsidiaries of the Company as identified therein, Goldman Sachs Credit Partners L.P., Salomon Smith Barney Inc., Citibank, N.A. and Bank of America N.A.
99.7	Master Pledge and Security Agreement, dated as of October 26, 2001, by and among the Company, certain subsidiaries of the Company as identified therein and Citicorp USA, Inc., as collateral agent.
99.8
First Supplemental Indenture, dated as of October 26, 2001 between the Company and BNY Midwest Trust Company, as Trustee providing for the issuance of the Company's 12.125% Senior Discount Notes due 2008.
99.9	First Supplemental Indenture, dated as of October 26, 2001 between the Company and BNY Midwest Trust Company, as Trustee providing for the issuance of the Company's 11.875% Senior Notes due 2010.
99.10	Warrant Agreement, dated as of October 26, 2001 between the Company and Computershare Trust Company of New York, as warrant agent.

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  Item 5: Other Events.
  Item 7: Financial Statements and Exhibits.
SIGNATURES